UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2021

ANSYS, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 ANSYS Drive, Canonsburg, PA 15317

(Address of Principal Executive Offices) (Zip Code)

(844) 462-6797

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ANSS	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2021, the Board of Directors (the “Board”) of ANSYS, Inc. (the “Company”) voted to increase the size of the Board from eight to nine directors and to increase the size of Class I from three to four directors. On March 12, 2021, the Board elected Jim Frankola to the Board to fill the resulting vacancy. Mr. Frankola will serve as a Class I director for the term expiring on the date of the Company’s 2021 Annual Meeting. He was also appointed to the Board’s Audit Committee.

Mr. Frankola will participate in the Company’s non-employee director compensation program, which is described on page 21 of the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 31, 2020. In connection with his appointment to the Board, Mr. Frankola will receive a pro-rated annual cash retainer for his board and committee service and a pro-rated grant of restricted stock units with a grant date of March 12, 2021. The RSUs granted to Mr. Frankola will vest on the date of the Company’s 2021 Annual Meeting. In addition, the Company will enter into its standard Non-Employee Director Indemnification Agreement and Confidentiality Agreement with Mr. Frankola.

There are no arrangements or understandings between Mr. Frankola and any other persons pursuant to which he was selected as director of the Company. Mr. Frankola does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Frankola to the Board is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description

99.1	Press release dated March 15, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: March 15, 2021	By:	/s/ Janet Lee
Janet Lee
Vice President, General Counsel and Secretary